Exhibit 99.2

ASSETS

Mar 31, 2010
CURRENT ASSETS
Chase	$56,857.32
Payroll account	0.00
Accounts Receivable	194,465.59
Advances	0.00
Deposit with manufacturer	5,000.00
Deposits	26,250.00
Inventory Asset	86,823.22
Loan to shareholder	3,000.00
Prepaid finance charge	0.00
Prepaid insurance	26,288.86
Undeposited Funds	0.00

Total Current Assets	398,684.99

PROPERTY AND EQUIPMENT
Accumulated Depreciation	0.00
Furniture and Equipment	0.00
Tractors and Trailers	0.00
Warehouse Equipment	0.00

Total Property and Equipment	0.00

OTHER ASSETS
Advance to PGGO	0.00
Prepaid license	0.00
Trademark and intangibles	818,125.00

Total Other Assets	818,125.00

TOTAL ASSETS	1,216,809.99

LIABILITIES AND STOCKHOLDERS' EQUITY

Mar 31, 2010
CURRENT LIABILITIES
Accounts Payable	$84,253.19
Due to affiliate	0.00
Due to PGGO-Inventory	0.00
Due to PGGO-JV	4,900.38
Insurance finance	20,662.36
Payroll Liabilities	12,534.60
Sales Tax Payable	0.00
Short Term Loans	0.00

Total Current Liabilities	122,350.53

LONG-TERM LIABILITIES
** NO ACCOUNTS IN THIS SECTION **	0.00

Total Long-Term Liabilities	0.00

Total Liabilities	122,350.53

STOCKHOLDERS' EQUITY
Capital Stock	1,352,640.00
Dividends Paid	0.00
Retained Earnings	(7,955.31)

Net Income	(250,225.23)

Total Stockholders' Equity	1,094,459.46

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	1,216,809.99

1 quarter ended Mar 31, 2010
REVENUE
Sales	$223,267.35
Shipping and Delivery Income	0.00

Total Revenue	223,267.35

COST OF GOODS SOLD
Cost of Goods Sold	159,630.65
Freight in	20,033.38
Freight out	3,535.74
Import duties	0.00
Merchant Account Fees	0.00
Warehouse Storage	0.00

Total Cost of Goods Sold	183,199.77

Gross Profit	40,067.58

OPERATING EXPENSES
Advertising and Promotion	12,948.70
Allowance for Damaged Goods	0.00
Amortization	6,875.00
Auto and Truck Expenses	723.44
Bank Service Charges	985.00
Charitable Contributions	0.00
Computer and Internet Expenses	1,625.50
Consulting expense	147,500.00
Depreciation Expense	0.00
Dues & subscriptions	6,752.59
Factoring Expenses	0.00
Filing and registration fees	70.00
freight storage	0.00
Insurance Expense	11,425.13
Interest Expense	0.00
Marketing	0.00
Miscellaneous Expense	7,066.44
Office Supplies	783.18
Payroll Expenses	35,548.22
Postage and Delivery	1,849.20
Printing and Reproduction	0.00
Professional Fees	0.00
Rent Expense	0.00
Repairs and Maintenance	0.00
Royalty	30,000.00
Taxes-sales	0.00
Taxes - Property	0.00
Telephone Expense	2,022.12
Travel Expense	24,069.16
Utilities	0.00

Total Operating Expenses	290,243.68

Operating Income (Loss)	(250,176.10)

OTHER INCOME
** NO ACCOUNTS IN THIS SECTION **	0.00

Total Other Income	0.00

OTHER EXPENSES
Ask My Accountant	0.00
Finance charge	49.13

Total Other Expenses	49.13

Income (Loss) Before Income Taxes	(250,225.23)

Income Tax

Net Income (Loss)	(250,225.23)

1 quarter ended Mar 31, 2010
CASH FLOWS FROM OPERATING ACTIVITIES

NET INCOME
Net Income (Loss)	$(250,225.23)

Total Net Income	(250,225.23)

ADJUSTMENTS TO NET INCOME

Adjustments to reconcile Net Income (Loss) to net Cash:
Accumulated Depreciation	0.00
Sales	0.00
(Increase) Decrease in:
Accounts Receivable	(194,465.59)
Advances	3,000.00
Deposit with manufacturer	(5,000.00)
Deposits	(26,250.00)
Inventory Asset	(61,875.41)
Loan to shareholder	(3,000.00)
Prepaid finance charge	0.00
Prepaid insurance	(26,288.86)
Increase (Decrease) in:
Accounts Payable	57,705.38
Due to affiliate	0.00
Due to PGGO-Inventory	0.00
Insurance finance	20,662.36
Payroll Liabilities	12,534.60
Sales Tax Payable	0.00

Total Adjustments	(222,977.52)

Net Cash Provided By (Used In) Operating Activities	(473,202.75)

CASH FLOWS FROM INVESTING ACTIVITIES
Furniture and Equipment	0.00
Tractors and Trailers	0.00
Warehouse Equipment	0.00
Advance to PGGO	93,070.00
Prepaid license	0.00
Trademark and intangibles	(818,125.00)

Net Cash Provided By (Used In) Investing Activities	(725,055.00)

CASH FLOWS FROM FINANCING ACTIVITIES
Due to PGGO-JV	4,900.38
Short Term Loans	0.00
Capital Stock	1,247,800.00
Dividends Paid	0.00
Retained Earnings	0.00

Net Cash Provided By (Used In) Financing Activities	1,252,700.38

NET INCREASE (DECREASE) IN CASH	54,442.63

CASH AT BEGINNING OF PERIOD
Cash at Beginning of Period	2,414.69

Total Cash at Beginning of Period	2,414.69

CASH AT END OF PERIOD	56,857.32